EXHIBITS TO BE FILED BY EDGAR





Exhibit:

            3-C            -           Certificate of incorporation of
                                       General Partner.

            3-D            -           By-Laws of General Partner.

            3-E            -           Certificate of Limited Partnership of
                                       Penelec Capital.

            3-F            -           Form of Limited Partnership Agreement
                                       of Penelec Capital.

            3-G            -           Form of Amended and Restated Limited
                                       Partnership Agreement of Penelec
                                       Capital.

            3-H            -           Form of Action Creating Series A
                                       Preferred Securities.

            4-A            -           Form of Subordinated Debenture
                                       Indenture.

            4-B            -           Form of Note Indenture for the Senior
                                     Notes.

            4-I            -           Form of Payment and Guarantee
                                       Agreement.

            4-J            -           Certificate of Trust for the Trust.

            4-K            -           Trust Agreement for the Trust.

            4-L            -           Form of Amended and Restated Trust
                                       Agreement for the Trust.

            23-E           -           Consent of PricewaterhouseCoopers, LLP.


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            25-A           -           Statement of Eligibility under the
                                       Trust Indenture Act of 1939 of United
                                       States Trust Company of New York, as
                                       Trustee under the Senior Note
                                       Indenture and the Debenture Indenture.

            25-B           -           Statement of Eligibility under the
                                       Trust Indenture Act of 1939 of The
                                       Bank of New York, as Property Trustee
                                       under the Trust Agreement.